UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

FINTECH ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-37986	47-4219082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

 Item 5.07 Submission of Matters to a Vote of Security Holders

As previously announced, on December 19, 2017, FinTech Acquisition Corp. II (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, FinTech II Merger Sub Inc., a direct wholly-owned subsidiary of the Company (“Merger Sub 1”), FinTech II Merger Sub 2 LLC, a direct wholly-owned subsidiary of the Company (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”), Intermex Holdings II, Inc. (“Intermex”) and SPC Intermex Representative LLC (the “Representative”), which provides for the acquisition of Intermex by the Company pursuant to the proposed merger of Merger Sub 1 with and into Intermex with Intermex continuing as the initial surviving entity (the “First Merger”), immediately following which the initial surviving entity will be merged (the “Second Merger,” and together with the First Merger, the “Merger”) with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and a direct wholly owned subsidiary of the Company.

On July 20, 2018, the Company held a special meeting of stockholders. At the special meeting, stockholders voted on the following matters: (1) a proposal to approve the Merger and adopt the Merger Agreement, (2) a proposal to approve and adopt amendments to the Company’s amended and restated certificate of incorporation (the “Charter”) to (a) increase the amount of authorized common stock, par value $0.0001 per share (“Common Stock”), (b) create an additional class of directors so that the Company’s board of directors will consist of three classes of directors with staggered terms of office, and make related changes, (c) elect not to be governed by Section 203 of the Delaware General Corporation Law (“DGCL”), (d) adopt Delaware as the exclusive forum for certain legal actions and (e) provide for additional changes, principally including changing the Company’s name from “FinTech Acquisition Corp. II” to “International Money Express, Inc.” and removing provisions applicable only to special purpose acquisition companies, (3) a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market (the “NASDAQ Listing Rules”), the issuance of more than 20% of the Company’s issued and outstanding Common Stock and the resulting change of control in connection with the Merger, (4) a proposal to approve and adopt the International Money Express, Inc. 2018 Omnibus Equity Compensation Plan (an equity-based incentive plan), (5) election of three Class I directors, Walter T. Beach, Jeremy Kuiper and Shami Patel, to serve on the Company’s board of directors until the 2020 annual meeting of stockholders, or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death, and (6) a proposal to adjourn the special meeting to a later date, if necessary. The results of the stockholders’ votes are reported below:

1.	With respect to the approval of the Merger Agreement, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,193,022	13,521	0	0

Total Shares of Common Stock Exercising Redemption Rights: 5,038,232

2.	With respect to the approval of the proposed amendment to the Company’s Charter to increase the Company’s authorized Common Stock, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,188,202	18,341	0	0

3.	With respect to the approval of the proposed amendment to the Company’s Charter to create an additional class of directors so that the Company’s board of directors will consist of three classes of directors with staggered terms of office, and to make certain related changes, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,107,002	99,541	0	0

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4.	With respect to the approval of the proposed amendment to the Company’s Charter to elect not to be governed by Section 203 of the DGCL, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,107,002	99,539	2	0

5.	With respect to the approval of the proposed amendment to the Company’s Charter to adopt Delaware as the exclusive forum for certain legal actions, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,188,204	18,339	0	0

6.	With respect to the approval of the proposed amendment to the Company’s Charter to provide for additional changes to the Company’s Charter, principally including changing the Company’s corporate name from “FinTech Acquisition Corp. II” to “International Money Express, Inc.” and removing provisions applicable only to special purpose acquisition companies, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,188,204	18,339	0	0

7.	With respect to the approval of the proposal to approve, for purposes of complying with applicable NASDAQ Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock and the resulting change of control in connection with the Merger, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,188,204	18,339	0	0

8.	With respect to the approval of the proposal to adopt the International Money Express, Inc. 2018 Omnibus Equity Compensation Plan, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,107,002	18,341	81,200	0

9.	With respect to the approval of the proposal to elect three Class I directors to the Company’s board of directors, the votes were as follows:

Walter T. Beach

FOR	AGAINST	ABSTAIN	NON-VOTES
20,188,202	18,339	2	0

Jeremy Kuiper

FOR	AGAINST	ABSTAIN	NON-VOTES
20,188,202	18,339	2	0

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Shami Patel

FOR	AGAINST	ABSTAIN	NON-VOTES
20,188,202	18,339	2	0

10.	With respect to the approval of the proposal to adjourn the special meeting, if necessary, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
19,507,002	699,541	0	0

Item 7.01 Regulation FD Disclosure.

On July 23, 2018, the Company issued a press release announcing the results of the special meeting of the Company’s stockholders, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH ACQUISITION CORP. II

Dated: July 23, 2018	By:	/s/ James J. McEntee, III
	Name:	James J. McEntee, III
	Title:	Chief Financial Officer

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